Revenue from Operations	12 Months Ended
Mar. 31, 2019
Revenue [Abstract]
Revenue from Operations

2.10 Revenue from operations

Accounting policy

The Group derives revenues primarily from business IT services comprising of software development and related services, consulting and package implementation and from the licensing of software products and platforms across our core and digital offerings (“together called as software related services”)

Effective April 1, 2018, the Group adopted IFRS 15 “Revenue from Contracts with Customers” using the cumulative catch-up transition method, applied to contracts that were not completed as of April 1, 2018. In accordance with the cumulative catch-up transition method, the comparatives have not been retrospectively adjusted. The following is a summary of new and/or revised significant accounting policies related to revenue recognition. Refer Note 2.10 "Revenue from operations" in the Company’s 2018 Annual Report on Form 20-F for the policies in effect for revenue prior to April 1, 2018. The effect on adoption of IFRS 15 was insignificant.

Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services.

Arrangements with customers for software related services are either on a fixed-price, fixed-timeframe or on a time-and-material basis.

Revenue on time-and-material contracts are recognized as the related services are performed and revenue from the end of the last invoicing to the reporting date is recognized as unbilled revenue. Revenue from fixed-price, fixed-timeframe contracts, where the performance obligations are satisfied over time and where there is no uncertainty as to measurement or collectability of consideration, is recognized as per the percentage-of-completion method. When there is uncertainty as to measurement or ultimate collectability, revenue recognition is postponed until such uncertainty is resolved. Efforts or costs expended have been used to measure progress towards completion as there is a direct relationship between input and productivity. Maintenance revenue is recognized ratably over the term of the underlying maintenance arrangement.

Revenues in excess of invoicing are classified as unbilled revenue while invoicing  in excess of revenues are classified as contract liabilities (which we refer to as unearned revenues).

In arrangements for software development and related services and maintenance services, the Group has applied the guidance in IFRS 15, Revenue from contract with customer, by applying the revenue recognition criteria for each distinct performance obligation. The arrangements with customers generally meet the criteria for considering software development and related services as distinct performance obligations. For allocating the transaction price, the Group has measured the revenue in respect of each performance obligation of a contract at its relative standalone selling price. The price that is regularly charged for an item when sold separately is the best evidence of its standalone selling price. In cases where the Group is unable to determine the standalone selling price, the Group uses the expected cost plus margin approach in estimating the standalone selling price. For software development and related services, the performance obligations are satisfied as and when the services are rendered since the customer generally obtains control of the work as it progresses.

Revenue from licenses where the customer obtains a “right to use” the licenses is recognized at the time the license is made available to the customer. Revenue from licenses where the customer obtains a “right to access” is recognized over the access period. Arrangements to deliver software products generally have three elements: license, implementation and Annual Technical Services (ATS). The Group has applied the principles under IFRS 15 to account for revenues from these performance obligations. When implementation services are provided in conjunction with the licensing arrangement and the license and implementation have been identified as two separate performance obligations, the transaction price for such contracts are allocated to each performance obligation of the contract based on their relative standalone selling prices. In the absence of standalone selling price for implementation, the performance obligation is estimated using the expected cost plus margin approach.   Where the license is required to be substantially customized as part of the implementation service the entire arrangement fee for license and implementation is considered to be a single performance obligation and the revenue is recognized using the percentage-of-completion method as the implementation is performed. Revenue from client training, support and other services arising due to the sale of software products is recognized as the performance obligations are satisfied. ATS revenue is recognized ratably over the period in which the services are rendered.

The Group accounts for volume discounts and pricing incentives to customers as a reduction of revenue based on the ratable allocation of the discounts/ incentives to each of the underlying performance obligation that corresponds to the progress by the customer towards earning the discount/ incentive. Also, when the level of discount varies with increases in levels of revenue transactions, the Group recognizes the liability based on its estimate of the customer's future purchases. If it is probable that the criteria for the discount will not be met, or if the amount thereof cannot be estimated reliably, then discount is not recognized until the payment is probable and the amount can be estimated reliably. The Group recognizes changes in the estimated amount of obligations for discounts in the period in which the change occurs.

Deferred contract costs are incremental costs of obtaining a contract which are recognised as assets and amortized over the term of the contract.

Contract modifications are accounted for when additions, deletions or changes are approved either to the contract scope or contract price. The accounting for modifications of contracts involves assessing whether the services added to an existing contract are distinct and whether the pricing is at the standalone selling price. Services added that are not distinct are accounted for on a cumulative catch up basis, while those that are distinct are accounted for prospectively, either as a separate contract, if the additional services are priced at the standalone selling price, or as a termination of the existing contract and creation of a new contract if not priced at the standalone selling price.

The Group presents revenues net of indirect taxes in its statement of comprehensive income.

Revenues for fiscal 2019, 2018 and 2017 are as follows:

(Dollars in millions)
	Year ended March 31,
Particulars	2019	2018	2017
Revenue from software services	11,184	10,371	9,669
Revenue from products and platforms	615	568	539
	11,799	10,939	10,208

Disaggregate revenue information

The table below presents disaggregated revenues from contracts with customers by geography, offerings and contract-type for each of our business segments. The Group believes this disaggregation best depicts how the nature, amount, timing and uncertainty of revenues and cash flows are affected by industry, market and other economic factors.

Year ended March 31, 2019	(Dollars in millions)
Particulars	Financial Services(1)	Retail(2)	Communication(3)	Energy, Utilities, resources and Services	Manufacturing	Hi Tech	Life Sciences(4)	Others(5)	Total
Revenues by Geography
North America	2,290	1,255	796	838	619	844	438	61	7,141
Europe	698	548	271	507	499	15	287	22	2,847
India	172	3	8	—	12	20	2	75	292
Rest of the world	618	129	413	138	33	3	16	169	1,519
Total	3,778	1,935	1,488	1,483	1,163	882	743	327	11,799

Revenue by offerings
Services
Digital	1,076	630	491	427	327	285	156	44	3,436
Core	2,293	1,255	971	1,026	805	584	539	275	7,748
Subtotal	3,369	1,885	1,462	1,453	1,132	869	695	319	11,184
Products and platforms
Digital	104	43	25	10	20	12	29	6	249
Core	305	7	1	20	11	1	19	2	366
Subtotal	409	50	26	30	31	13	48	8	615
Total	3,778	1,935	1,488	1,483	1,163	882	743	327	11,799
Digital	1,180	673	516	437	347	297	185	50	3,685
Core	2,598	1,262	972	1,046	816	585	558	277	8,114

Revenues by contract type
Fixed Price	1,655	1,223	903	861	596	450	347	162	6,197
Time & Materials	2,123	712	585	622	567	432	396	165	5,602
Total	3,778	1,935	1,488	1,483	1,163	882	743	327	11,799

(1)	Financial Services include enterprises in Financial Services and Insurance
(2)	Retail includes enterprises in Retail, Consumer Packaged Goods and Logistics
(3)	Communication includes enterprises in Communication, Telecom OEM and Media
(4)	Life Sciences includes enterprises in Life sciences and Health care
(5)	Others include operating segments of businesses in India, Japan, China, Infosys Public Services & other Public Service enterprises

Digital Services

Digital Services comprise of service and solution offerings of the Group that enable our clients to transform their businesses. These include offerings that enhance customer experience, leverage AI-based analytics and big data, engineer digital products and IoT, modernize legacy technology systems, migrate to cloud applications and implement advanced cyber security systems.

Core Services

Core Services comprise traditional offerings of the Group that have scaled and industrialized over a number of years. These primarily include application management services, proprietary application development services, independent validation solutions, product engineering and management, infrastructure management services, traditional enterprise application implementation, support and integration services.

Products & platforms

The Group also derives revenues from the sale of products and platforms including Finacle – core banking solution, Edge Suite of products, Infosys Nia - Artificial Intelligence (AI) platform which applies next-generation AI and machine learning and Infosys McCamish- insurance platform

Trade Receivables and Contract Balances

The Group classifies the right to consideration in exchange for deliverables as either a receivable or as unbilled revenue.

A receivable is a right to consideration that is unconditional upon passage of time.  Revenue for time and material contracts are recognised as related service are performed. Revenue for fixed price maintenance contracts is recognized on a straight line basis over the period of the contract. Revenues in excess of billings is recorded as unbilled revenue and is classified as a financial asset  for these cases as right to consideration is unconditional upon passage of time .

Revenue recognition for fixed price development contracts is based on percentage of completion method.  Invoicing to the clients is based on milestones as defined in the contract. This would result in the timing of revenue recognition being different from the timing of billing the customers. Unbilled revenue for fixed price development contracts (contract assets) is classified as non-financial asset as the contractual right to consideration is dependent on completion of contractual milestones.

Invoicing in excess of earnings are classified as unearned revenue.

Trade receivable and unbilled revenues are presented net of impairment in the consolidated statements of financial position.

During fiscal 2019 , the company recognized revenue of $319 million arising from opening unearned revenue as of April 1, 2018.

As of March 31, 2019, unbilled revenue for fixed price development contracts amounted to $474 million.

Out of the unbilled revenues pertaining to fixed price development contracts amounting to $431 million as at April 01, 2018, $383 million has been reclassified to trade receivables upon billing to customers on completion of milestone during fiscal 2019.

Performance obligations and remaining performance obligations

The remaining performance obligation disclosure provides the aggregate amount of the transaction price yet to be recognized as of the end of the reporting period and an explanation as to when the Group expects to recognize these amounts in revenue. Applying the practical expedient as given in IFRS 15, the Group has not disclosed the remaining performance obligation related disclosures for contracts where the revenue recognized corresponds directly with the value to the customer of the entity's performance completed to date, typically those contracts where invoicing is on time and material basis. Remaining performance obligation estimates are subject to change and are affected by several factors, including terminations, changes in the scope of contracts, periodic revalidations, adjustment for revenue that has not materialized and adjustments for currency.

The aggregate value of performance obligations that are completely or partially unsatisfied as of March 31, 2019, other than those meeting the exclusion criteria mentioned above, is $ 7,414 million. Out of this, the Group expects to recognize revenue of around 50% within the next one year and the remaining thereafter. This includes contracts that can be terminated for convenience without a substantive penalty since, based on current assessment, the occurrence of the same is expected to be remote.

The impact on account of applying the erstwhile IAS 18 - Revenue instead of IFRS 15- Revenue from contract with customers on the financials results of the Group for the year ended and as at March 31, 2019 is insignificant. On account of adoption of  IFRS 15, unbilled revenues of $474 million as of March 31, 2019 has been considered as non-financial asset.